UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
 FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
 OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2014

PetSmart, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-21888 (Commission File Number)	94-3024325 (I.R.S. Employer Identification No.)

19601 North 27th Avenue, Phoenix, Arizona 85027
 (Address of principal executive offices) (Zip Code)

(623) 580-6100
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                          Other Events.

  On December 14, 2014, PetSmart, Inc. issued a press release announcing the execution of an Agreement and Plan of Merger, dated as of December 14, 2014, by and among Argos Holdings Inc., Argos Merger Sub Inc. and PetSmart, Inc.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                          Financial Statements, Pro Forma Financial Information and Exhibits
(d) Exhibits.
Exhibit No.	Description
99.1	Press Release, dated December 14, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  December 15, 2014
PETSMART, INC.
By: /s/ J. Dale Brunk
Name: J. Dale Brunk
Title: Vice President, Deputy General Counsel &
Assistant Secretary

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press Release, dated December 14, 2014